SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 14, 2009

ADEONA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	01-12584	13-3808303
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3930 Varsity Drive, Ann Arbor, Michigan 48108

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:  (734) 332-7800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 14, 2009, Adeona Pharmaceuticals, Inc. and Accredited Venture Capital, LLC, a 34% shareholder of the Company (“AVC”), entered into an agreement pursuant to which:

•
AVC agreed to cancel warrants  to purchase 1,213,626 shares of common stock of the Company exercisable at $2.22 and 7,651 shares of common stock of Company exercisable at $3.30 per share.  This cancellation results in a reduction of total outstanding shares on a fully diluted basis of the Company of approximately 4.7%.

•	The Company also agreed to register for resale the 7,086,379 shares of common stock of the Company held by AVC under the Securities Act of 1933, as amended;

The Company is obligated, at its expense, to file the registration statement contemplated by the agreement within 30 days of the date of the agreement, to have such registration statement declared effective within 60 days of filing and to maintain the effectiveness of such registration statement until such time as the shares registered pursuant to such registration statement can be sold publicly pursuant to an available exemption from registration.  The Company is obligated to list the shares being registered on any national securities exchange on which a class of the Company’s equity securities is listed.  Finally, the Company is obligated to use its best  efforts to make and keep public information available as contemplated by Rule 144 of  under the Securities Act of 1933, as amended.

Steve H. Kanzer is the managing member of Pharmainvestors LLC, the managing member of Accredited Venture Capital LLC.  Mr. Kanzer currently serves as Chairman of the Company.

The agreement described above is filed as Exhibit 10.1 and is incorporated herein by this reference.  The preceding summary is not intended to be complete and is qualified in its entirety by reference to such exhibit.

Item 1.02.	Termination of a Material Definitive Agreement

As described in the response to Item 1.01 of this Current Report on Form 8-K, on January 14, 2009, the Company and Accredited Venture Capital, LLC, a 34% shareholder of the Company, entered into an agreement pursuant to which, among other things,:

•	AVC agreed to cancel warrants to purchase 1,213,626 shares of common stock of Company exercisable at $2.22 and 7,651 shares of common stock of Company exercisable at $3.30 per share.

The agreement described above is filed as Exhibit 10.1 and is incorporated herein by this reference.  The preceding summary is not intended to be complete and is qualified in its entirety by reference to such exhibit.

Item 9.01.                Financial Statements and Exhibits

(d)           Exhibits.  The following exhibits are being furnished as part of this Report.

Exhibit Number	Description of Exhibit

10.1	Agreement dated January 14, 2009 between Accredited Venture Capital, LLC and Adeona Pharmaceuticals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADEONA PHARMACEUTICALS, INC.

Date: January 14, 2009	By:	/s/ Nicholas Stergis
Name: Nicholas Stergis
Its: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Agreement dated January 14, 2009 between Accredited Venture Capital, LLC and Adeona Pharmaceuticals, Inc.